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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     JUNE 20, 2002
                                                 -------------------------------



                       SALOMON SMITH BARNEY HOLDINGS INC.
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             (Exact name of registrant as specified in its charter)


            NEW YORK                     1-4346                   11-2418067
         --------------             ----------------            --------------
         (State or other             (Commission                (IRS Employer
         jurisdiction of             File Number)            Identification No.)
         incorporation)

                  388 GREENWICH STREET, NEW YORK, NEW YORK             10013
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                 (Address of principal executive offices)             (Zip Code)


                                 (212) 816-6000
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              (Registrant's telephone number, including area code)





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                       SALOMON SMITH BARNEY HOLDINGS INC.
                           Current Report on Form 8-K


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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         Exhibits:

         Exhibit No.       Description
         -----------       -----------


         1.01 Terms Agreement, dated June 20, 2002, between the Company and Salomon Smith Barney Inc., as the underwriter, relating to the offer and sale of the Company's Equity Linked Securities (ELKSsm) based on the common stock of Texas Instruments Incorporated due June 26, 2003.

         4.01 Form of Note for the Company's Equity Linked Securities (ELKSsm) based on the common stock of Texas Instruments Incorporated due June 26, 2003.






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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:  June 25, 2002                                SALOMON SMITH BARNEY
                                                          HOLDINGS INC.



                                                     By:  /S/Mark I. Kleinman
                                                        ------------------------
                                                           Mark I. Kleinman
                                                           Treasurer